                                                                    EXHIBIT 10.7


                 AMENDMENT TO OPTION AGREEMENT TO PURCHASE STOCK


         THIS AMENDMENT TO OPTION AGREEMENT TO PURCHASE STOCK (the "Amendment") is made and entered into as of July 18, 2002 by and between Mobility Electronics, Inc., a Delaware corporation ("Seller"), and Cybex Computer Products Corporation d/b/a/ Avocent-Huntsville, an Alabama corporation ("Purchaser"):

                                   WITNESSETH

         WHEREAS, Seller and Purchaser are parties to that certain Option Agreement to Purchase Stock, dated as of March 1, 2002 (the "Agreement") regarding the grant by Seller to Purchaser of an option to purchase all of the shares of the Series A preferred stock that Seller owns of 2C Computing, Inc. ("2C"); and

         WHEREAS, the Agreement was scheduled to expire on or about July 18, 2002; and

         WHEREAS, Seller and Purchaser desire to amend the Agreement to among other things extend the term of the Option and provide for a method of closing the purchase if Purchaser exercises the Option;

         WHEREAS, Avocent Corporation ("Avocent") and Purchaser are negotiating with 2C for the possible acquisition of 2C by Avocent or Purchaser pursuant to a merger (the "Merger"), whereby 2C would become a wholly-owned subsidiary of Avocent or Purchaser;

         WHEREAS, Purchaser anticipates that the consummation of the Merger (the "Closing") would be conditioned upon, among other things, the approval of the 2C shareholders (the "Shareholder Approval") at a duly called meeting of the 2C Shareholders (the "Shareholders Meeting");

         NOW THEREFORE, in consideration of the premises and promises contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.3 of the Agreement shall be deleted in its entirety, and in lieu thereof shall be inserted the following:

                  "SECTION 1.3 TERM OF OPTION; EXTENSION; TERMINATION. In consideration of the prior payments to Seller of $175,000 by Purchaser under the Agreement, the receipt of which Seller hereby acknowledges by the execution of this Amendment, and the agreement to pay to Seller the remaining $25,000 extension payment currently owed by Purchaser to Seller under the Agreement (the "Outstanding Amount"), as provided below, Purchaser and Seller agree that the term of the Option (the "Option Term") shall expire on the earlier of: (i) the close of business on September 30, 2002; or (ii) the close of business on the first business day after the conclusion of the Shareholders Meeting.

         2. Section 1.4 of the Agreement shall be deleted in its entirety, and in lieu thereof shall be inserted the following:

                  "SECTION 1.4 CONDITIONAL EXERCISE OF OPTION. Purchaser may exercise the Option, subject to satisfaction of the Shareholder Approval (if applicable) or the Closing, whichever first occurs, at any time during the Option Term by delivering to Seller in writing a notice of conditional exercise (the "Conditional Notice"). Upon receipt of the Conditional Notice, the Seller shall deliver promptly to counsel for Purchaser the original certificate or certificates for the Stock, accompanied by duly executed but undated stock powers transferring title to the Stock to Purchaser, free and clear of all liens and encumbrances. Counsel for Purchaser shall hold the Stock in escrow subject to the provisions of this Section 1.4. If Purchaser delivers the Conditional Notice to Seller and if either the Shareholder Approval is received or the Closing occurs on or before September 30, 2002, Purchaser shall immediately upon the occurrence of such event cause to be wired to an account designated by Seller $1,669,767, as the purchase price for the Stock. Counsel for Purchaser shall release the Stock from escrow for delivery to Purchaser upon receipt from Seller or Seller's counsel of confirmation that the purchase price has been received by Seller. If the Conditional Notice is so delivered, and if neither the Shareholder Approval nor the Closing occur on or before September 30, 2002, for any reason, Purchaser shall before the earlier of the close of business on the first business day after the conclusion of the Shareholder Meeting or September 30, 2002, either (i) waive such applicable condition and deliver to Seller written confirmation of such waiver and cause to be wired on the date of such waiver to an account designated by Seller the sum of $1,282,000, or (ii) instruct counsel for Purchaser to release the Stock from escrow and redeliver the Stock to Seller. If Purchaser waives the applicable condition and wires the purchase price to Seller, counsel for Purchaser shall release the Stock from escrow for delivery to Purchaser upon receipt from Seller or Seller's counsel of confirmation that the purchase price has been received by Seller.

         3. Section 1.5 of the Agreement shall be deleted in its entirety, and in lieu thereof shall be inserted the following:

                  "SECTION 1.5 UNCONDITIONAL EXERCISE OF OPTION. Purchaser may exercise the Option at any time during the Option Term by delivering to Seller in writing a notice of unconditional exercise (the "Unconditional Notice"). Upon receipt of the Unconditional Notice, the Seller and Purchaser shall conduct a closing within seven (7) days following the date of the Unconditional Notice (the "Unconditional Closing"), at which Unconditional Closing Purchaser shall deliver to Seller by wire transfer to an account designated by Seller, the sum of $1,282,000, as the purchase price for the Stock, and Seller shall deliver the Stock to Purchaser; provided, however, that if subsequent to the Unconditional Closing, Shareholder Approval is obtained or the Closing occurs, Purchaser shall on the date of the earlier of the date of the Shareholder Approval or the Closing wire to an account designated by Seller an additional amount equal to $387,767."

         4. Immediately following Section 1.5, there shall be added new Section
1.6 as follows:

                  "SECTION 1.6 PROXY. If Seller receives a Conditional Notice or Unconditional Notice during the Option Term, Seller shall promptly grant, execute, and deliver to Purchaser a proxy in the form attached hereto as Exhibit A."

         5. Immediately following Section 5.5, there shall be added new Section
5.6 as follows:

                  "SECTION 5.5 CONFIDENTIALITY. Except as required by applicable law (including, without limitation, applicable Federal securities laws), this Amendment, the Agreement, and the transaction contemplated herein and therein are confidential, and Seller shall not make any public statement, provide any information, or issue any press release with respect thereto or disclose the existence or terms of the Agreement or the Amendment without the express written consent of Purchaser."

         6. Upon execution of this Amendment by the parties hereto, Purchaser shall immediately deliver $25,000 to Seller by wire transfer to an account designated by Seller as payment of the Outstanding Amount.

         7. All capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Agreement.

         8. In all other respects the Agreement shall remain in full force and effect.

         9. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, each of Seller and Purchaser has caused this Amendment to be executed and delivered to the other party hereto, all as of the date first above written.

                                    CYBEX COMPUTER PRODUCTS CORPORATION


                                    By:      /s/ Douglas E. Pritchett
                                             -----------------------------------
                                    Title:   Vice President Finance,
                                             Chief Financial Officer


                                    MOBILITY ELECTRONICS, INC.


                                    By:      /s/ Jeffrey S. Doss
                                             -----------------------------------
                                    Title:   Executive Vice President

                                    EXHIBIT A


                                IRREVOCABLE PROXY

         The undersigned shareholder of 2C Computing, Inc., an Alabama corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Cybex Computer Products Corporation, an Alabama corporation ("Cybex"), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the outstanding shares of the Series A preferred stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy (the "Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with that certain Option Agreement to Purchase Stock, dated as of March 1, 2002, between Cybex and the undersigned, as amended by that certain Amendment to Option Agreement to Purchase Stock, dated July ___, 2002 (the "Option Agreement"), and is granted in consideration of the exercise of the option pursuant to the Option Agreement, subject to the approval by the shareholders of the Company of the merger of Cybex Acquisition Corp. (the "Subsidiary") with and into the Company (the "Merger") pursuant to that certain Plan and Agreement of Merger, by and among Avocent Corporation, Cybex, Subsidiary, the Company, and David S. Butler as Escrow Representative, dated July ___, 2002 (the "Merger Agreement").

         The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Merger Agreement or the effective time of the Merger at any meeting of the shareholders of the Company, however called, or in connection with any solicitation of written consents from shareholders of the Company, in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of any matter relating to consummation of the transactions contemplated by the Merger Agreement.

         The undersigned may vote the Shares on all other matters.

         This proxy shall be binding upon the successors and assigns of the undersigned (including any transferee of any of the Shares).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate upon the earlier of: (i) termination of the Merger Agreement; or (ii) the effective time of the Merger.

Dated:  ________, 2002.


                                             MOBILITY ELECTRONICS, INC.


                                             By:
                                                --------------------------------
                                                Charles R. Mollo
                                                Chief Executive Officer



Number of shares of Series A preferred
stock of the Company owned of record
as of the date of this proxy:

354,000



                                       A-2